                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 11-K for the plan year ended December 31, 2006 (the "Form 11-K") of Community Shores Bank 401k Plan (the "Issuer").

     I, Heather D. Brolick, President and Chief Executive Officer of Community Shores Bank, certify that to my knowledge:

     (i)  the Form 11-K fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: June 28, 2007

                                        /s/ Heather D. Brolick
                                        ----------------------------------------
                                        Heather D. Brolick
                                        President and Chief Executive Officer of
                                        Community Shores Bank
                                        (chief executive officer)

A signed original of this written statement required by Section 906 has been provided to Community Shores Bank 401k Plan and will be retained by Community Shores Bank 401k Plan and furnished to the Securities and Exchange Commission or its staff upon request.